                                                                    EXHIBIT 99.1

        ________________________________________________________________



                         BOAT MORTGAGE TRUST AGREEMENT

                                     AMONG

                    DEUTSCHE FINANCIAL SERVICES CORPORATION

                                      AND

                           GANIS CREDIT CORPORATION,

                     AS SETTLORS AND INITIAL BENEFICIARIES,

                              AND

                           WILMINGTON TRUST COMPANY,
                                 AS THE TRUSTEE



                            DATED AS OF MAY 1, 1999



        ________________________________________________________________

                               TABLE OF CONTENTS

                                                                         Page

                                   ARTICLE I
                               CREATION OF TRUST

Section 1.1.    Creation of Trust..........................................  1

                                  ARTICLE II
             ASSIGNMENT OF LIENS; PREFERRED MORTGAGES; SUPPLEMENTS

Section 2.1.    Assignment of Liens........................................  1
Section 2.2.    Boat Receivables; Preferred Mortgages......................  2
Section 2.3.    Supplements................................................  2

                                  ARTICLE III
                   APPOINTMENT OF AND ACCEPTANCE BY TRUSTEE

Section 3.1.  Appointment of and Acceptance by the Trustee.................  2

                                  ARTICLE IV
           DUTIES AND POWERS OF TRUST AND TRUSTEE;TRUSTEE LIABILITY

Section 4.1.    Duties and Powers of Trustee; Limitations on Trust Activity  3
Section 4.2.    Duty of Care...............................................  3
Section 4.3.    Certain Matters Affecting the Trustee......................  4
Section 4.4.    Trustee Not Liable.........................................  5
Section 4.5.    Indemnity of Trustee.......................................  6
Section 4.6.    Trustee's Right Not to Act.................................  6
Section 4.7.    Doing Business in Other Jurisdictions......................  6
Section 4.8.    Notices from the Coast Guard and Other Persons.............  7

                                   ARTICLE V
     QUALIFICATION, RESIGNATION AND REMOVAL OF TRUSTEE

Section 5.1.    Qualification of Trustee...................................  7
Section 5.2.    Resignation or Removal of Trustee..........................  7
Section 5.3.    Successor Trustee..........................................  8
Section 5.4.    Merger or Consolidation of Trustee.........................  8
Section 5.5.    Appointment of Co-Trustee, Separate Trustee, or Nominee....  8
Section 5.6.    Representations and Warranties of Trustee.................. 10
Section 5.7.    Trustee's Fees and Expenses................................ 10

                                  ARTICLE VI
                              PERFECTION OF LIENS

Section 6.1.    Perfection of Liens........................................ 11
Section 6.2.    Purchase of Boat Receivables............................... 11
Section 6.3.    Access to Records; Further Assurances...................... 12

                                  ARTICLE VII
                                  TERMINATION

Section 7.1.   Termination of the Trust.................................... 12

                                 ARTICLE VIII
                           MISCELLANEOUS PROVISIONS

Section 8.1.   Amendment................................................... 13
Section 8.2.   Governing Law............................................... 13
Section 8.3.   Notices..................................................... 13
Section 8.4.   Severability of Provisions.................................. 14
Section 8.5.   Third Party Beneficiaries................................... 14
Section 8.6.   Nonpetition Covenant........................................ 14
Section 8.7.   Waiver...................................................... 14
Section 8.8.   Construction................................................ 15
Section 8.9.   Entity...................................................... 15
Section 8.10.  Successors and Assigns...................................... 15
Section 8.11.  Counterparts................................................ 15
Section 8.12.  Headings.................................................... 15
Section 8.13.  Entire Agreement............................................ 16
Section 8.14.  Submission to Jurisdiction.................................. 16
Section 8.15.  Servicing of Boat Receivables............................... 16

                                      ii
EXHIBITS

Exhibit A Definitions
Exhibit B Form of Supplement
Exhibit C Form of Assignment

                         BOAT MORTGAGE TRUST AGREEMENT

     BOAT MORTGAGE TRUST AGREEMENT, dated as of May 1, 1999 (as it may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, this "Agreement"), among Deutsche Financial
                                         ---------
Services Corporation, a Nevada corporation ("DFS"), Ganis Credit Corporation, a
                                             ---
Delaware corporation ("Ganis" and, together with DFS, the "Settlors" and the
                       -----                               --------
"Initial Beneficiaries"), and Wilmington Trust Company, a Delaware banking
----------------------
corporation, as trustee (the "Trustee").  Certain capitalized terms used herein
                              -------
are defined in Exhibit A.
               ---------

     WHEREAS, DFS and Ganis have financed and may in the future finance Documented Boats; and

     WHEREAS, the parties hereto wish to set forth the terms upon which the Trustee shall act as trustee for the benefit of the Initial Beneficiaries and the Collateral Beneficiaries with respect to Liens in Documented Boats.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I
                               CREATION OF TRUST

     Section 1.1   Creation of Trust.
                   -----------------

     It is the intention of the parties to form a common-law trust and that this Agreement constitute the governing instrument of such trust, which shall be known as "DFS Ganis Boat Mortgage Trust" (the "Trust"). The Settlors hereby
                                               -----
form the Trust and deliver to the Trustee the sum of $1.00 to have and to hold, with such Liens as the Trustee may from time to time hold, for the benefit of the Initial Beneficiaries and the Collateral Beneficiaries under the terms provided herein.


                                   ARTICLE II
             ASSIGNMENT OF LIENS; PREFERRED MORTGAGES; SUPPLEMENTS

     Section 2.1   Assignment of Liens.
                   -------------------

     Pursuant to one or more Assignments entered into by DFS or Ganis and the Trustee from time to time, DFS or Ganis shall assign Liens to the Trustee.

     Section 2.2   Boat Receivables; Preferred Mortgages.
                   -------------------------------------

     From time to time at the request of DFS or Ganis, the Trustee shall enter into Boat Receivables and Preferred Mortgages naming the Trustee as the holder of Liens with respect to Documented Boats.

     Section 2.3   Supplements.
                   -----------

     From time to time at the request of DFS or Ganis, the Trustee shall enter into a Supplement with respect to a Financing Transaction. Each Supplement shall identify the Documented Boats relating to Boat Receivables involved in such Financing Transaction and the Persons which are the Collateral Beneficiaries with respect thereto. In the event that a Financing Transaction provides for additional Boat Receivables to be financed from time to time (including by transferring Boat Receivables from DFS to Ganis, from DFS or Ganis to a Depositor, from a Depositor to a Securitization Trust (and pledging Boat Receivables to one or more Securitization Trustees) from time to time after the date on which Asset Backed Securities relating thereto are issued), then the Trustee at the request of DFS or Ganis shall enter into additional Supplements or amendments to the related Supplement in order to cover the Documented Boats relating to such Boat Receivables.


                                  ARTICLE III
                    APPOINTMENT OF AND ACCEPTANCE BY TRUSTEE

     Section 3.1   Appointment of and Acceptance by the Trustee.
                   --------------------------------------------

     (a) Each of the Initial Beneficiaries hereby designates and appoints Wilmington Trust Company as Trustee to act as trustee of the Trust for the benefit of the Initial Beneficiaries and, upon the financing of Boat Receivables in a Financing Transaction (including upon the transfer of Boat Receivables from DFS to Ganis, from DFS or Ganis to a Depositor, from a Depositor to a Securitization Trust and the pledge of Boat Receivables to one or more Securitization Trustees), for the benefit of the Collateral Beneficiaries, for purposes of perfecting the respective interests of the Initial Beneficiaries and the Collateral Beneficiaries in the Documented Boats (and, to the extent applicable, for purposes of perfecting any transfers or pledges of interests in this Agreement relating thereto). The Trustee hereby accepts such appointment. Each of the Initial Beneficiaries authorizes (and each of the Collateral Beneficiaries shall be deemed to authorize) the Trustee to take such actions as trustee on its behalf, and to exercise such powers as are delegated to the Trustee by the terms of this Agreement, together with such powers as are reasonably incidental thereto. The Trustee acknowledges and agrees that, in this connection, it shall act as trustee for the Initial Beneficiaries and the Collateral Beneficiaries with the duties expressly provided in this Agreement and any Supplement.

     (b) The Trustee shall have such rights, powers and duties as are specifically and expressly required by this Agreement.

                                  ARTICLE IV
                    DUTIES AND POWERS OF TRUST AND TRUSTEE;
                               TRUSTEE LIABILITY

     Section 4.1   Duties and Powers of Trustee; Limitations on Trust Activity.
                   -----------------------------------------------------------

     (a) The Trustee undertakes to perform such duties, and only such duties, as are specified in this Agreement, including entering into Supplements and
Assignments from time to time upon written instruction.   No implied covenants
or obligations shall be read into this Agreement.

     (b) Except as provided in or otherwise expressly contemplated by this Agreement, the Trustee shall not: (i) borrow money on behalf of the Trust; (ii) make loans or extend credit on behalf of the Trust; (iii) invest in or underwrite securities; (iv) release or transfer Liens; (v) acquire any assets;
(vi) engage in any trade or business; or (vii) enter into any agreements or contracts.

     (c) The Trustee shall have the authority and such powers as are necessary and appropriate to the conduct of its duties as set forth in this Agreement and in the Supplements.

      Section 4.2   Duty of Care.
                    ------------

      (a) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, its own bad faith, its own breach of its representations, warranties or covenants given in its individual capacity, or its own willful misfeasance; provided, however, that:
                             --------  -------

           (i) the Trustee shall not be personally liable for any action taken, suffered or omitted by it or any error of judgment, in each case made in good faith by any officer of, or any other employee of the corporate trust office of, the Trustee, including any vice-president, trust officer or any other officer of the Trustee customarily performing functions similar to those performed by such officers or to whom any corporate trust matter is referred because of such Person's knowledge of or familiarity with the particular subject, unless it shall be proved that the Trustee was grossly negligent or acted with willful misfeasance in performing its duties in accordance with the terms of this Agreement; and

            (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the express direction of the Initial Beneficiaries (to the extent relating to Documented Boats which are not covered by a Supplement) or a Collateral Beneficiary (with respect to Documented Boats which are covered by a Supplement) relating to the exercise of any trust power conferred upon the Trustee under this Agreement.

     (b)  Notwithstanding Section 4.2(a), the Trustee shall not be required to
                          --------------
expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (c) Except for actions expressly authorized by this Agreement, the Trustee shall take no action as to which the Trustee has been notified in writing by any Initial Beneficiary, or any Collateral Beneficiary, that such action would impair perfection of the Liens.

     (d) All information obtained by the Trustee regarding the administration of the Trust, whether upon the exercise of its rights under this Agreement or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person other than to the Initial Beneficiaries, the Collateral Beneficiaries or the Servicer unless such disclosure is permitted by this Agreement, is reasonably necessary or incidental to the Trustee's discharge of its duties or exercise of its rights hereunder, is required by any applicable law or regulation or pursuant to subpoena (and the Trustee has provided notice thereof to the Initial Beneficiaries), or such information is already otherwise publicly available.

     Section 4.3   Certain Matters Affecting the Trustee.
                   -------------------------------------

     Except as otherwise provided in this Agreement:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper Person or Persons;

     (b) the Trustee may consult with counsel, and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such opinion of counsel;

     (c) the Trustee shall be under no obligation to exercise or to monitor any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation to this Agreement, at the request, order or direction of any Person, unless such requesting Person shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; and the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty.

     (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by an Initial Beneficiary or a Collateral Beneficiary; provided, however, that
                                                       --------  -------
if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person requesting such examination or, if paid by the Trustee, shall be reimbursed pursuant to Section 5.7;
                       -----------

     (e) the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys or one or more custodians, in each case at the expense of the Initial Beneficiaries, and the Trustee shall not be liable for the acts or omissions of any agent or attorney selected by the Trustee in good faith with reasonable care;

     (f) the Trustee shall not have a duty or obligation to manage, control, prepare, file, or maintain any report, license or registration, or to use, sell, dispose of or otherwise deal with the Preferred Mortgages or the Liens except as otherwise provided for in this Agreement; and

     (g) in the event the Trustee is reasonably uncertain as to the application of any provision of this Agreement, or such provision is ambiguous as to its application or is, or reasonably appears to be, in conflict with any provision hereof, or in the event that this Agreement permits any discretionary judgment by the Trustee or is silent or unclear as to the course of action which the Trustee should take with respect to a particular set of facts, then the Trustee may seek instructions from the Initial Beneficiaries (with respect to Documented Boats that are not covered by a Supplement) or the applicable Collateral Beneficiaries (with respect to Documented Boats that are covered by a Supplement) as to the intent of this Agreement with respect to such uncertainty, ambiguity, conflict, fact pattern or other situation and shall not be liable to any Person to the extent that it acts reasonably and in good faith in accordance with instructions of the Initial Beneficiaries (with respect to Documented Boats that are not covered by a Supplement) or the applicable Collateral Beneficiaries (with respect to Documented Boats that are covered by a Supplement), provided
                                                                     --------
that this Agreement is promptly amended in accordance with Section 8.1 hereof to reflect such interpretation.

     Section 4.4   Trustee Not Liable.
                   ------------------

     The Trustee shall at no time have any responsibility or liability for or with respect to (a) the validity or sufficiency of this Agreement, any Supplement or Assignment or the due execution hereof by the Initial Beneficiaries or the legality, validity and enforceability of any Lien; (b) the perfection or priority of such Lien or the maintenance of any such perfection and priority; (c) the validity of the transfer of any Lien to the Trustee; (d) the acts or omissions of any Initial Beneficiary in connection with the financing of any Documented Boats; or (e) any action by the Trustee taken at the instruction of the Initial Beneficiaries or any Collateral Beneficiary;

provided, however, that the foregoing shall not (x) relieve the Trustee of its
--------  -------
obligation to perform its duties under this Agreement or any Supplement or Assignment or (y) limit the Trustee's responsibility for its representations and warranties set forth in Section 5.6. Except with respect to a claim based on
                        -----------
the Trustee's willful misconduct, bad faith or gross negligence, no recourse shall be had against the institution serving as the Trustee in its individual capacity for any claim based on any provision of this Agreement, any Supplement, or any Assignment.

     Section 4.5   Indemnity of Trustee.
                   --------------------

     The Initial Beneficiaries shall indemnify and hold harmless the Trustee (in its individual and trust capacities) with respect to any loss, liability or expense, including reasonable attorneys' and other professionals' fees and expenses (collectively "Claims"), arising out of or incurred in connection with
                        ------
(a) any of the Liens or (b) the Trustee's acceptance or performance of the trusts and duties contained in this Agreement or any Supplement or Assignment, provided, however, that the Trustee shall not be indemnified or held harmless as
--------  -------
to any Claim (i) for which either Initial Beneficiary shall be liable and shall have paid pursuant to this Agreement, (ii) incurred by reason of the Trustee's willful misfeasance, bad faith or gross negligence, or (iii) incurred by reason of the Trustee's breach of its respective representations and warranties set forth in Section 5.6. This Section 4.5 shall survive termination of this
         -----------        -----------
Agreement.

     Section 4.6   Trustee's Right Not to Act.
                   --------------------------

     Notwithstanding anything to the contrary contained herein, the Trustee shall have the right to decline to act in any particular manner otherwise provided for herein if the Trustee, being advised in writing by counsel, determines that such action may not lawfully be taken, or if the Trustee in good faith shall determine that such action would be illegal or subject the Trustee to personal liability.

     Section 4.7   Doing Business in Other Jurisdictions.
                   --------------------------------------

     Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of its incorporation or any State in which it is qualified to do business (each, a "State of Qualification") if the taking of such action may (i) require
          ----------------------
the consent, approval, authorization or order of, or the giving of notice to, or the registration with, or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than a State of Qualification; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof, other than a State of Qualification, becoming payable by the Trustee or (iii) subject the Trustee to personal jurisdiction in any jurisdiction other than a State of Qualification for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee contemplated hereby. In the event that the Trustee does not take any action because such action may result in the consequences described in the preceding sentence, the Trustee shall appoint an additional trustee pursuant to
Section 5.5 to proceed with such action.
-----------

     Section 4.8.  Notices from the Coast Guard and Other Persons.
                   -----------------------------------------------

     The Trustee shall notify the Servicer promptly following the Trustee's receipt of any notice or other communication from the U.S. Coast Guard or any other Person with respect to a Documented Boat and promptly forward to the Servicer a copy of any such notice or communication which is in writing.


                                   ARTICLE V
          QUALIFICATION, RESIGNATION AND REMOVAL OF TRUSTEE

     Section 5.1.  Qualification of Trustee.
                   ------------------------

     The Trustee shall at all times be a bank or trust company organized under the laws of the United States or one of the fifty states of the United States or the District of Columbia, with capital and surplus of at least $50,000,000. The Trustee shall at all times be a Person which is not prohibited under applicable law from acting as a holder or transferee of Liens.

     Section 5.2.  Resignation or Removal of Trustee.
                   ---------------------------------

     (a) The Trustee may at any time resign by giving thirty (30) days' prior written notice to the Initial Beneficiaries and the Collateral Beneficiaries. Upon receiving the notice of resignation, the Initial Beneficiaries shall promptly (i) send a notice describing such resignation to the rating agencies which are then rating any Asset Backed Securities, and (ii) appoint, by written instrument, a successor Trustee who meets the eligibility requirements set forth in Section 5.1.
         -----------

     (b)  If at any time:

          (i)  the Trustee shall cease to be qualified in accordance with
     Section 5.1,
     -----------

          (ii) any representation or warranty made by the Trustee pursuant to

     Section 5.6 shall prove to have been untrue in any material respect when
     -----------
     made, or

          (iii) the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee shall promptly inform the Initial Beneficiaries and the Collateral Beneficiaries and the Trustee may be removed upon written notice by
(i) any Initial Beneficiary (with the written consent of all of the Collateral Beneficiaries) or (ii) any Collateral Beneficiary (with the written consent of all of the Collateral Beneficiaries). If the Trustee resigns or is removed under the authority of the immediately preceding sentence, then (i) any Initial Beneficiary (with the written consent of all of the Collateral Beneficiaries) or (ii) any Collateral Beneficiary (with the written consent of all of the Collateral Beneficiaries) shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to each of the Initial Beneficiaries and the Collateral Beneficiaries and one copy to the successor Trustee, together with payment of all amounts owed to the outgoing Trustee. The Initial Beneficiaries shall promptly send a copy of such instrument to the rating agencies which are then rating any Asset Backed Securities.

     (c) Any resignation or removal of the Trustee and appointment of a successor Trustee shall not become effective until acceptance of appointment by the successor Trustee.

     Section 5.3.  Successor Trustee.
                   -----------------

     Any successor Trustee appointed as provided in Section 5.2 shall execute,
                                                    -----------
acknowledge and deliver to the Initial Beneficiaries, the Collateral Beneficiaries and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Trustee. The predecessor Trustee shall deliver to the successor Trustee all documents and statements held by it under this Agreement, and the Initial Beneficiaries, the Collateral Beneficiaries and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. No successor Trustee shall accept appointment as provided in this Section 5.3 unless at the time of such
                                -----------
acceptance such successor Trustee shall be eligible under the provisions of
Section 5.1.
-----------

     Section 5.4.  Merger or Consolidation of Trustee.
                   ----------------------------------

     Any entity (i) into which the Trustee may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Trustee shall be a party, or (iii) which may succeed to all or substantially all of the corporate trust business of the Trustee, which entity, if requested by either Initial Beneficiary or any Collateral Beneficiary, executes an agreement of assumption to perform every obligation of the Trustee under this Agreement, shall be the successor of the Trustee hereunder, provided such entity shall be
                                                 --------
eligible pursuant to Section 5.1, without the execution or filing of any
                     -----------
instrument or any further act on the part of any of the parties hereto (other than the written consent of the Initial Beneficiaries).

     Section 5.5.  Appointment of Co-Trustee, Separate Trustee, or Nominee.
                   -------------------------------------------------------

     (a) Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements, the Trustee shall have the power to execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Trustee, or as a separate trustee or nominee, of all or any part of the Trust, and to vest in such

Person, in such capacity and for the benefit of the Initial Beneficiaries or the Collateral Beneficiaries, Liens on the Documented Boats, or any part thereof, and, subject to the other provisions of this Section 5.5, such powers, duties,
                                             -----------
obligations, rights and trusts as such Persons may consider necessary or desirable. No co-trustee, separate trustee, or nominee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 5.1.
            -----------

     (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee and co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Initial Beneficiaries and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Section 5.5. Each separate trustee and co-trustee, upon its acceptance
        -----------
of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Initial Beneficiaries and the Collateral Beneficiaries.

     Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts relating to this Agreement and the Liens shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. Notwithstanding anything to the contrary in this Agreement, the appointment of any separate trustee or co-trustee shall not relieve the Trustee of its obligations and duties under this Agreement.

     Section 5.6   Representations and Warranties of Trustee.
                   -----------------------------------------

     The Trustee hereby makes the following representations and warranties as of the date hereof, and the Trustee shall be deemed to remake the following representations and warranties upon each execution of a Supplement, on which the Initial Beneficiaries and the Collateral Beneficiaries may rely:

     (a) Organization and Good Standing.  The Trustee is a banking corporation
         ------------------------------
duly organized, validly existing and in good standing under the law of its jurisdiction of organization.

     (b) Power and Authority.  The Trustee has full power, authority and right
         -------------------
to execute, deliver and perform its obligations under this Agreement, each Supplement and each Assignment, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement, each Supplement and each Assignment.

     (c) Due Execution.  This Agreement has been (and each of the Supplements
         -------------
and the Assignments shall be) duly executed and delivered by the Trustee, and this Agreement is (and upon execution and delivery by the Trustee, each of the Supplements and the Assignments shall be) a legal, valid and binding instrument enforceable against the Trustee in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (d) No Conflict.  Neither the execution and delivery of this Agreement, any
         -----------
Supplement or any Assignment nor the consummation of the transactions contemplated herein or therein, nor compliance with the provisions hereof or thereof, shall conflict with or result in a breach of, or constitute a default (with notice or passage of time or both) under any provision of any law, governmental rule or regulation, judgment, decree or order binding on the Trustee or the articles of association or by-laws of the Trustee or any provision of any mortgage, indenture, contract, agreement or other instrument to which the Trustee is a party or by which it is bound.

     Section 5.7   Trustee's Fees and Expenses.
                   ---------------------------

     The Trustee shall be entitled to be paid reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and reimbursement of all reasonable expenses (including reasonable attorneys' fees), as have been separately agreed upon in writing between DFS and the Trustee, for all services rendered by it in the execution of the Trust, and in the exercise and performance of any of the powers and duties under this Agreement. The Trustee shall have no right to be paid any compensation by, or to be reimbursed for any expenses by the Depositor, any Securitization Trust, any Securitization Trustee or any other Collateral Beneficiary.


                                  ARTICLE VI
                              PERFECTION OF LIENS

     Section 6.1   Perfection of Liens.
                   -------------------

     (a) The Initial Beneficiaries and the Collateral Beneficiaries hereby authorize and direct the Trustee to enter into Preferred Mortgages, naming the Trustee as mortgagee, for the benefit initially of the Initial Beneficiaries and, in connection with a Financing Transaction, for the benefit of the related Collateral Beneficiaries.

     (b) The Trustee shall hold the Liens with respect to Documented Boats identified in a Supplement for the benefit of the Collateral Beneficiaries identified in such Supplement and, subject to Section 6.2, not for the benefit
                                              -----------
of any other Person. Without limiting the foregoing, the Documented Boats pertaining to a particular Financing Transaction (including any Securitization Trust relating thereto) shall not be deemed to be collateral for any other Financing Transaction (including any other Securitization Trust). The Initial Beneficiaries shall not assert any claim which is inconsistent with the foregoing.

     (c) The Initial Beneficiaries shall be responsible, with respect to any Preferred Mortgage granted directly to the Trustee, for causing such Preferred Mortgage promptly after execution thereof to be filed and recorded with the United States Coast Guard National Vessel Documentation Center (the "NVDC") and
                                                                     ----
payment of all relevant fees with respect to the recording thereof. The Initial Beneficiaries or the Servicer shall be responsible for causing each Assignment to be filed and recorded with the NVDC promptly after the execution thereof and for the payment of all relevant fees with respect to the recording thereof, it being agreed and understood that the parties to an Assignment may amend, modify or replace such Assignment prior to the same being filed with the NVDC in order to cause such Assignment to be in recordable form. The Initial Beneficiaries, the Servicer, the Collateral Beneficiaries and the Trustee shall cooperate with each other in order to file and record each Preferred Mortgage and each Assignment in an expeditious manner in accordance with the rules and regulations of the United States Coast Guard applicable to the filing and recordation of preferred mortgages, assignments and instruments related thereto.

     Section 6.2   Purchase of Boat Receivables.
                   ----------------------------

     If the Depositor, DFS, Ganis or the Servicer purchases a Boat Receivable from a Securitization Trust (or from the Depositor, if applicable), or otherwise obtains the release of the interest of the Collateral Beneficiaries in a Boat Receivable, in accordance with the terms of a Financing Transaction, then the Trustee shall thereafter hold the Lien with respect to the related

Documented Boat for the benefit of the Person which in connection with such purchase or release will own such Boat Receivable.

     Section 6.3   Access to Records; Further Assurances.
                   -------------------------------------

     (a) Each Initial Beneficiary, the Servicer and each Collateral Beneficiary, and any authorized representatives of any Initial Beneficiary, the Servicer or any Collateral Beneficiary, shall have the right, but not the obligation, to examine the books of account, records, reports and other papers of the Trustee relating to this Agreement and make copies and extracts therefrom at the expense of the Initial Beneficiaries. Without limiting the foregoing, the Trustee shall promptly furnish to the Initial Beneficiaries, the Servicer and each Collateral Beneficiary such information with respect to the Agreement as any Initial Beneficiary, the Servicer or any Collateral Beneficiary may from time to time reasonably request.

     (b) The Trustee agrees that from time to time, at the expense of the Initial Beneficiaries, it shall promptly execute and deliver all mortgages, powers of attorney, releases, instruments and documents in execution form, and take all actions (including (i) entering into amendments, modifications or replacements of Assignments and Supplements and (ii) making filings with the U.S. Coast Guard) that any Initial Beneficiary, Collateral Beneficiary, the Servicer or other Person contemplated by Section 6.2, if applicable, may request
                                         -----------
in writing, (i) to perfect, protect, enforce or more fully evidence the Liens and Boat Receivables, (ii) to cause any Assignment to be in a recordable form, or (iii) to enable any Initial Beneficiary, any Collateral Beneficiary, the Servicer or such other Person to enforce its rights and remedies under this Agreement or a Supplement, or enforce its rights and remedies or perform its duties under any documents or agreements relating to a Financing Transaction (including in connection with sales of Boat Receivables by a Collateral
Beneficiary).   Without limiting the foregoing, the Trustee shall cooperate with the Initial Beneficiaries, the Collateral Beneficiaries and the Servicer in connection with any legal proceedings to enforce Liens and Boat Receivables.


                                  ARTICLE VII
                                  TERMINATION

     Section 7.1   Termination of the Trust.
                   ------------------------

     The Trust shall dissolve, windup and terminate upon written notice, to the effect that such notice is intended to terminate this Agreement, from: (i) the Initial Beneficiaries to the Trustee (provided that such notice from the Initial Beneficiaries shall not be given or effective unless and until all of the outstanding Asset Backed Securities have been paid in full); or (ii) all of the Collateral Beneficiaries, subject to Section 8.5. In connection with such
                                     -----------
termination, the Trustee agrees that from time to time, at the expense of the Initial Beneficiaries, it shall promptly execute and deliver all mortgages, instruments and documents, and take all actions, that may be necessary or desirable, or that any Initial Beneficiary or Collateral Beneficiary may request, to evidence such termination.

                                 ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

     Section 8.1   Amendment.
                   ---------

     Any amendment, modification, replacement or waiver of this Agreement or any Assignment shall require a written agreement among the Initial Beneficiaries, the Trustee and all of the Collateral Beneficiaries, provided that the Collateral Beneficiaries need not be party to any such amendment, modification, replacement or waiver if such amendment, modification, replacement or waiver is only for the purpose of causing an Assignment to be in a form that may be recorded with the Coast Guard (e.g., an amendment, modification, replacement or waiver that involves completing and attaching Schedule 1 to an Assignment). Any amendment, modifica tion, replacement or waiver of a Supplement shall require a written agreement among the Initial Beneficiaries, the Trustee and the particular Collateral Beneficiaries relating to the Financing Transaction covered by such Supplement. Prior to the Trustee's execution of any amendment, modification, replacement or waiver of this Agreement, any Supplement or any Assignment, the Trustee shall be entitled to receive and rely upon an opinion of counsel (which may be from an employee of an Initial Beneficiary) stating that the execution of such amendment, replacement, modification or waiver is authorized or permitted by this Agreement and that all conditions precedent, if any, to such execution and delivery have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment, modification, replacement or waiver which adversely affects the Trustee's own rights, duties or immunities under this Agreement, any Supplement or any Assignment.

     The Initial Beneficiaries shall provide prior notice of any such amendment to any rating agencies then rating the Asset Backed Securities and shall provide copies of such amendment to such rating agencies promptly following the execution of any such amendment.

     Section 8.2   Governing Law.
                   -------------

     EACH OF THIS AGREEMENT AND EACH ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE PERFECTION (AND THE EFFECT OF PERFECTION OR NON-PERFECTION) OF THE INTERESTS OF ANY PERSON IN ANY PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF DELAWARE.

     Section 8.3   Notices.
                   -------

     All demands, notices and communications under this Agreement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or facsimile transmission, and addressed in each case as follows: (a) if to DFS, Ganis or the Servicer (so long as the Servicer is DFS), at 660 Newport Center Drive, Newport Beach, California 92660, Attn.: Senior Vice President, telephone (949) 640-0420, facsimile (949) 729-1535; (b) if to the Trustee, at 1100 N. Market Street, Rodney Square North, Wilmington, Delaware 19890, Attn.: Vice President, telephone (302) 651-8775, facsimile (302) 651-1576; and (c) if to a Collateral Beneficiary, at the applicable address determined in accordance with the related Supplement; or at such other address as shall be designated by the applicable Person in a written notice to the other parties to this Agreement or the applicable Supplement.

     Section 8.4   Severability of Provisions.
                   --------------------------

     If any one or more of the covenants, agreements, provisions or terms of this Agreement or any Assignment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or such Assignment and shall in no way affect the validity or enforceability of the other provisions of this Agreement or such Assignment.

     Section 8.5   Third Party Beneficiaries.
                   -------------------------

     The Collateral Beneficiaries are intended third party beneficiaries of this Agreement; provided, however, that a Collateral Beneficiary shall not have any rights under this Agreement from and after the date on which all of the loans made or securities (including Asset Backed Securities) issued in connection with the related Financing Transaction shall have been paid in full.

     Section 8.6   Nonpetition Covenant.
                   --------------------

     Notwithstanding any prior termination of this Agreement, the Trustee shall not (and shall not permit or cause the Trust to) acquiesce, petition or otherwise invoke or cause the Trust, the Depositor, or any Securitization Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust, the Depositor, or any Securitization Trust under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Depositor, or any Securitization Trust or any substantial part of the property of the Trust, the Depositor or any Securitization Trust, or ordering the winding up or liquidation of the affairs of the Trust, the Depositor, or any Securitization Trust.

     Section 8.7   Waiver.
                   ------

     Each party hereto hereby (a) acknowledges that Mayer, Brown & Platt represents (i) DFS, Ganis and the Depositor in connection with the transactions contemplated by this Agreement and the Financing Transactions, (ii) Affiliates of DFS, Ganis and the Depositor in other matters, (iii) underwriters of Asset Backed Securities (and Affiliates of such underwriters) in other matters, and
(iv) the institutions which are the Trustee, the Securitization Trustees and other Collateral Beneficiaries (or Affiliates of such institutions) in other transactions, and (b) waives any conflict of interest relating thereto. Notwithstanding any other provision of this Agreement, Mayer, Brown & Platt is entitled to rely on this Section.

     Section 8.8   Construction.
                   ------------

     For all purposes of this Agreement (and the Exhibits hereto), unless the context otherwise requires or as otherwise expressly provided: (a) all defined terms shall include both the singular and the plural forms thereof; (b) reference to any gender shall include all other genders; (c) all references to words such as "herein," "hereof" and the like shall refer to this Agreement as a whole and not to any particular Section within this Agreement; (d) the term "including" means "including without limitation", and other forms of the verb "to include" have correlative meanings; and (e) the term "or" is intended to include the term "and/or."

     Section 8.9   Separate Entity.
                   ---------------

     The Trustee and the Initial Beneficiaries shall in all transactions with third parties hold the Trust out as a separate entity from the Initial Beneficiaries and any Affiliate of the Initial Beneficiaries.

     Section 8.10  Successors and Assigns.
                   ----------------------

     This Agreement and each Assignment shall benefit and bind the successors and assigns of each party hereto and thereto; provided that this Section shall not limit the other provisions of this Agreement or any Assignment. The Trustee acknowledges that the transaction documents relating to a Financing Transaction may provide for each Initial Beneficiary to transfer its right, title and interest in, to and under (but none of its obligations under) this Agreement to the extent relating to the applicable Documented Boats.

     Section 8.11  Counterparts.
                   ------------

     Each of this Agreement and each Assignment may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Agreement or Assignment.

     Section 8.12  Headings.
                   --------

     The table of contents of this Agreement and the headings or captions preceding the text of the sections of this Agreement and each Assignment are intended solely for convenience of reference and shall not constitute a part of this Agreement or such Assignment nor shall they affect its meaning, construction or effect.

     Section 8.13  Entire Agreement.
                   ----------------

     This Agreement embodies the entire agreement and understanding among the parties hereto relating to the subject matter hereof, and supersedes all prior agreements and understandings with respect thereto.

     Section 8.14  Submission to Jurisdiction.
                   --------------------------

     Each of the parties hereto hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement (or any Assignment, any Supplement, any Financing Transaction or other agreement, instrument or document relating to this Agreement, any Assignment, any Supplement or any Financing Transaction) or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth in Section 8.3 or at such other address notified to the other parties to this Agreement pursuant thereto; and

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     Section 8.15  Servicing of Boat Receivables.
                   -----------------------------

     Notwithstanding any other provision of this Agreement, the Boat Receivables shall be managed, serviced, administered and collected in accordance with the terms of the transaction documents applicable to the related Financing Transaction. Without limiting the generality of the foregoing, in the event of any conflict or inconsistency between the provisions of a Transfer and Servicing Agreement and this Agreement with respect to the Servicer and the rights and obligations of the Servicer, such Transfer and Servicing Agreement shall control.


                              [SIGNATURES FOLLOW]

    IN WITNESS WHEREOF, each of the undersigned have caused this Boat Mortgage Trust Agreement to be duly executed by their respective officers as of the day and year first above written.


                              DEUTSCHE FINANCIAL SERVICES CORPORATION, as
                              Settlor and Initial Beneficiary


                              By: /s/ Richard C. Goldman
                                  --------------------------------------------
                                  Name:  Richard C. Goldman
                                  Title: Senior Vice President


                              By: /s/ Richard H. Schumacher
                                  --------------------------------------------
                                  Name:  Richard H. Schumacher
                                  Title: Senior Vice President


                              GANIS CREDIT CORPORATION, as Settlor and Initial Beneficiary


                              By: /s/ Richard C. Goldman
                                  -------------------------------------------
                                  Name:  Richard C. Goldman
                                  Title: Vice President


                              By: /s/ Richard H. Schumacher
                                  -------------------------------------------
                                  Name:  Richard H. Schumacher
                                  Title: Assistant Treasurer


                              WILMINGTON TRUST COMPANY, as Trustee

                              By: /s/ James P. Lawler
                                  --------------------------------------------
                              Name:  James P. Lawler
                              Title: Vice President

                                                                       EXHIBIT A

                                  DEFINITIONS


     "Affiliate" means, with respect to any specified Person, any other Person
      ---------
that directly or indirectly controls, is controlled by or is under common control with such specified Person.

     "Agreement" means the Boat Mortgage Trust Agreement to which this Exhibit
      ---------
is attached.

     "Asset Backed Securities" means notes or certificates issued by a
      -----------------------
Securitization Trust.

     "Assignment" means an instrument of assignment substantially in the form of
      ----------
Exhibit C to the Agreement.
---------

     "Boat Receivables" means retail installment sales contracts, loan contracts
      ----------------
or notes relating to Documented Boats.

     "Collateral Beneficiary" means, with respect to a Financing Transaction,
      ----------------------
any Person identified as a "Collateral Beneficiary" in the Supplement relating thereto.

     "Depositor" means any special purpose corporation or other Person or
      ---------
Persons created for the purpose of acquiring Boat Receivables and transferring Boat Receivables to one or more Securitization Trusts. Deutsche Recreational Asset Funding Corporation, a Nevada corporation, is the initial Depositor.

     "DFS" is defined in the Preamble.
      ---

     "Documented Boats" means boats that are or were financed (directly or
      ----------------
indirectly) by DFS or Ganis that are documented (or are eligible for documentation) under Chapter 121 of Title 46 of the United States Code.

     "Financing Transaction" means a transaction, including a Securitization
      ---------------------
Transaction, pursuant to which one or more Persons provides financing to DFS, Ganis, a Depositor, or a Securitization Trust, directly or indirectly, with respect to Boat Receivables. The term "Financing Transaction" includes one or more "whole loan" sales of Boat Receivables by DFS or Ganis to one or more banks or other Persons on a "servicing retained" basis.

     "Ganis" is defined in the Preamble.
      -----

     "Initial Beneficiaries" is defined in the Preamble.
      ---------------------

     "Lien" means a lien, mortgage or security interest in a Documented Boat,
      ----
including the lien, mortgage or security interest granted by a Preferred
Mortgage.

     "Person" means any individual, corporation, partnership, joint venture,
      ------
association, joint stock company, trust, bank, limited liability company, trust company, estate (including any beneficiaries thereof), unincorporated organizations or government or any agency or political subdivision thereof.

     "Preamble" means the first paragraph of the Agreement.
      --------

     "Preferred Mortgage" means a mortgage covering a Documented Boat which is a
      ------------------
"preferred mortgage" within the meaning of Section 31322 of Title 46 of the United States Code.

     "Securitization Transaction" means a transaction in which certain
      --------------------------
receivables (including Boat Receivables) are transferred directly or indirectly by an Initial Beneficiary to the Depositor and by the Depositor to a Securitization Trust.

     "Securitization Trust" means a trust (which may be a business trust or a
      --------------------
common law trust) established to acquire and hold certain receivables (including Boat Receivables) and to issue notes or certificates.

     "Securitization Trustees" means, collectively, with respect to any
      -----------------------
Securitization Transaction, the owner trustee and the indenture trustee (or in the case of a Securitization Trust which is a grantor trust, the trustee under the applicable pooling and servicing agreement) appointed from time to time in connection with the issuance of the related Asset Backed Securities. The initial Securitization Trustees with respect to a Securitization Transaction shall be identified in the related Supplement.

     "Servicer" means the Person acting as a "Servicer" of the Boat Receivables
      --------
financed in any Financing Transaction.

     "Settlors" is defined in the Preamble.
      --------

     "State of Qualification" is defined in Section 4.7 of the Agreement.
      ----------------------                -----------

     "Supplement" means an agreement substantially in the form of Exhibit B to
      ----------                                                  ---------
the Agreement.

     "Transfer and Servicing Agreement" means a Transfer and Servicing Agreement
      --------------------------------
among a Securitization Trust, a Depositor, and DFS, as Servicer, as the same may be amended, amended and restated or otherwise modified from time to time.

     "Trust" is defined in Section 1.1 of the Agreement.
      -----                -----------

     "Trustee" is defined in the Preamble.
      -------

                                                                       EXHIBIT B

                               FORM OF SUPPLEMENT


     Supplement (this "Supplement"), dated as of [ ] among Deutsche Financial
                       ----------
Services Corporation, a Nevada corporation, ("DFS"), Ganis Credit Corporation, a
                                              ---
Delaware corporation ("Ganis"), Wilmington Trust Company, a Delaware banking
                       -----
corporation, as trustee (the "Trustee"), and [[ ], as owner trustee (the "Owner
                              -------                                     -----
Trustee"), and [ ], as indenture trustee (the "Indenture Trustee")].
-------                                        -----------------

     WHEREAS, pursuant to the Boat Mortgage Trust Agreement dated as of May 1, 1999 (as amended, amended and restated or otherwise modified from time to time in accordance with its terms, the "Boat Mortgage Trust Agreement") among DFS,
                                   -----------------------------
Ganis and the Trustee, the Trustee holds Liens in Documented Boats; and

     [WHEREAS, Boat Receivables relating to Documented Boats are being transferred into a Securitization Trust to be known as "Distribution Financial Services Marine Trust [199_- ]" (the "Securitization Trust") pursuant to a
                                       --------------------
Transfer and Servicing Agreement dated as of [     ] (the "Specified Transfer
                                                           ------------------
and Servicing Agreement") among the Securitization Trust, DFS and Deutsche
-----------------------
Recreational Asset Funding Corporation.] [Describe other Financing Transaction, if applicable.]


     Section 1.     Definitions.  Capitalized terms used and not otherwise
                    -----------
defined herein are used as defined in the Boat Mortgage Trust Agreement.

     Section 2.     Liens Transferred; Collateral Beneficiaries.
                    -------------------------------------------

            (a) [The "Schedule of Receivables" referred to in the Specified Transfer and Servicing Agreement lists Boat Receivables secured by Documented Boats as well as receivables which are not secured by Documented Boats]. [Alternative: Schedule 1 attached hereto lists the Documented Boats relating to
              ----------
Boat Receivables being [transferred into the Securitization Trust] [financed in such Financing Transaction]]. Subject to the terms of the Boat Mortgage Trust Agreement, the Trustee agrees to hold the Liens relating to such Documented Boats for the benefit of the Collateral Beneficiaries identified in Annex 1
                                                                    -------
attached hereto.

          (b) For the avoidance of doubt, Collateral Beneficiaries with respect to [Financing Transactions] [Securitization Trusts] other than [the Financing Transaction] [Securitization Trust] identified in the recitals hereto shall have no interest in the Liens in the Documented Boats referred to in Section 2(a) of
                                                                ------------
this Supplement.

     Section 3. Miscellaneous.
                -------------

          (a) The Collateral Beneficiaries agree to comply with the terms of the Boat Mortgage Trust Agreement as if they were parties thereto.

          (b)   Sections 6.3, 8.2, 8.4, 8.7, 8.8, 8.10, 8.11, 8.12 and 8.14 of
the Boat Mortgage Trust Agreement are hereby incorporated by reference in this Supplement as if set forth in full herein, with the references in such Sections to the Boat Mortgage Trust Agreement applying with equal force instead to this Supplement.

          (c) All demands, notices and communications under this Supplement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or facsimile transmission, and addressed in each case as follows: (a) if to DFS, Ganis or the Servicer (so long as the Servicer is DFS), at 660 Newport Center Drive, Newport Beach, California 92660,
Attn.: Senior Vice President, telephone (949) 640-0420, facsimile (949) 729-1535; (b) if to the Trustee, at 1100 N. Market Street, Rodney Square North, Wilmington, Delaware 19890, Attn.: Vice President, telephone (302) 651-8775, facsimile (302) 651-1576; [(c) if to the Securitization Trust or the Owner
Trustee, at [                      ]; and if to the Indenture Trustee, at [
];] [identify different Collateral Beneficiary, if applicable;] or at such other address as shall be designated by the applicable Person in a written notice to the other parties to this Supplement.

                              [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, each of the undersigned have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.


                                 DEUTSCHE FINANCIAL SERVICES
                                 CORPORATION, as Settlor and Initial Beneficiary


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________



                                 GANIS CREDIT CORPORATION, as Settlor and
                                 Initial Beneficiary


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________



                                 WILMINGTON TRUST COMPANY, as Trustee


                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                              [____________________________________________],
                              not individually but solely in its capacity as Owner Trustee


                              By:___________________________________________
                              Name:_________________________________________
                              Title:________________________________________



                              [____________________________________________],
                              not individually but solely in its capacity as Indenture Trustee


                              By:___________________________________________
                              Name:_________________________________________
                              Title:________________________________________

                                                                     [SCHEDULE 1
                                                                  to Supplement]


                                FINANCED BOATS

                                                                         Filing Data         Recording Data
                                                                        -------------        --------------
Vessel Name        Official No.       Mortgagor       Mortgagee       Date          Time     Book      Page
-------------      ------------       ---------       ---------       ----          ----     ----      ----

                                                                         ANNEX 1
                                                                   to Supplement


                           COLLATERAL BENEFICIARIES

[Securitization Trust]
 --------------------

[Distribution Financial Services Marine Trust [199_ - ]]

[Securitization Trustees]
 -----------------------

[        ], as Owner Trustee

[        ], as Indenture Trustee

                                                                       EXHIBIT C


                              FORM OF ASSIGNMENT


     Assignment (this "Assignment"), dated as of [                        ],
                       ----------
between [Deutsche Financial Services Corporation, a Nevada corporation ("Assignor"),] [Ganis Credit Corporation, a Delaware corporation ("Assignor"),]
----------                                                         --------
and Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Trustee" or "Assignee") under that certain Boat Mortgage Trust Agreement, dated
--------      --------
as of May 1, 1999, among Deutsche Financial Services Corporation, Ganis Credit Corporation and the Trustee, as such Boat Mortgage Trust Agreement may be amended, amended and restated or otherwise modified from time to time.

     Section 1.  Names and Addresses of Parties.
                 ------------------------------

             a.  The name and address of the Assignor is as follows:

                 ______________________________

                 ______________________________

                 ______________________________

                 ______________________________

             b.  The name and address of the Assignee is as follows:

     Mortgagee:  Wilmington Trust Company, as Trustee
                 (Servicer: Deutsche Financial Services Corporation 660 Newport Center Drive
                 Newport Beach, CA 92660)

                 The address of the Mortgagee is: 1100 N. Market Street, Rodney Square North, Wilmington, DE 19890

     Section 2.  Interest in Vessels and Mortgages. The Assignor is the
                 ---------------------------------
mortgagee under preferred mortgages (the "Mortgages") covering one hundred
                                          ---------
percent (100%) of [the vessels identified on Schedule 1 hereto] [the "Documented Boats" (as defined in the Boat Mortgage Trust Agreement referred to above) securing the [DFS/Transferor] Receivables listed on the "Schedule of Receivables" referred to in the Transfer and Servicing Agreement dated as of [
] among Distribution Financial Services Marine Trust [ ], Deutsche Recreational Asset Funding Corporation and Deutsche Financial Services Corporation. The "[DFS/Transferor] Receivables" are defined in such Transfer and Servicing Agreement.] The Assignor is the holder of a one hundred percent (100%) interest in the Mortgages.

     Section 3.  Assignment.  For good and valuable consideration, the
                 ----------
receipt and adequacy of which are hereby acknowledged, the Assignor hereby sells, transfers, assigns, sets over and conveys to the Assignee one hundred percent (100%) of the Assignor's interest in, to and under the Mortgages.

     IN WITNESS WHEREOF, each of the undersigned have caused this Assignment to be duly executed by their respective officers as of the day and year first above written.


                                             [DEUTSCHE FINANCIAL SERVICES

                                             CORPORATION, as Assignor]


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



                                             [GANIS CREDIT CORPORATION,
                                             as Assignor]


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



                                             WILMINGTON TRUST COMPANY, as
                                             Trustee and as Assignee


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

STATE OF ____________ )
                      )    SS.
COUNTY OF __________  )


     On this ___ day of _________, ______, before me personally came ____________, to me personally known, who being by me duly sworn, did depose and say that (s)he is ____________ of _____________, a _____________ corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said __________, acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

     My term expires _______, _____.


                                                   _______________________
                                                   Notary Public

(Seal)

STATE OF ____________  )
                       )    SS.
COUNTY OF __________   )


     On this ___ day of _________, ______, before me personally came ____________, to me personally known, who being by me duly sworn, did depose and say that (s)he is ______________ of _____________, a _____________ corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said __________, acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

     My term expires _______, _____.


                                         _______________________
                                         Notary Public

(Seal)

STATE OF ____________  )
                       )    SS.
COUNTY OF __________   )


     On this ___ day of _________, ______, before me personally came ____________, to me personally known, who being by me duly sworn, did depose and say that (s)he is ______________ of _____________, a _____________ corporation, that the foregoing instrument was signed in behalf of said corporation by authority of its Board of Directors and said __________, acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said County and State the day and year last above written.

     My term expires _______, _____.


                                      _______________________
                                      Notary Public

(Seal)

                                                                     [SCHEDULE 1
                                                                  to Assignment]


                                FINANCED BOATS

                                                                               Filing Data           Recording Data
                                                                               -----------           --------------
Vessel Name            Official No.         Mortgagor      Mortgagee         Date       Time        Book        Page
-------------          ------------         ---------      ---------         ----       ----        ----        ----